                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Acorn Products, Inc., a Delaware corporation (the "Corporation"), hereby appoints John G. Jacob and Robert J. Tannous as the undersigned's attorneys or either of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2001, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2002.

         SIGNATURE                             TITLE
         ---------                             -----


    /s/ A. Corydon Meyer                 President, Chief Executive Officer, and
------------------------------------     Director
     A. Corydon Meyer


    /s/ John G. Jacob                    Vice President and Chief Financial
------------------------------------     Officer
     John G. Jacob


    /s/ William W. Abbott                Director
------------------------------------
     William W. Abbott


    /s/ Matthew S. Barrett               Director
------------------------------------
     Matthew S. Barrett


    /s/ Vincent J. Cebula                Director
------------------------------------
     Vincent J. Cebula


    /s/ John J. Kahl, Jr.                Director
------------------------------------
     John J. Kahl, Jr.


    /s/ John L. Mariotti                 Director
------------------------------------
     John L. Mariotti